SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.___ )

Filed by the Registrant                              [x]

Filed by a party other than the Registrant           [  ]

Check the appropriate box:

     [   ]  Preliminary Proxy Statement

     [   ]  Confidential,  for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))

     [ X ] Definitive Proxy Statement

     [   ] Definitive Additional Materials

     [   ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                 U.S. GLOBAL INVESTORS FUNDS - GOLD SHARES FUND
                  U.S. GLOBAL INVESTORS FUNDS - WORLD GOLD FUND
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ x ] No fee required

     [   ] Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
          0-11
          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:

     [   ] Fee paid previously with preliminary materials.

     [   ] Check box if any part of the fee is offset as  provided  by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

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                           U.S. GLOBAL INVESTORS FUNDS
                               7900 Callaghan Road
                            San Antonio, Texas 78229

                         NOTICE OF SPECIAL JOINT MEETING
                               OF SHAREHOLDERS OF
                           U.S. GLOBAL INVESTORS FUNDS
                                GOLD SHARES FUND
                                       AND
                                 WORLD GOLD FUND

Dear Shareholder:

     A special meeting of shareholders of the Gold Shares Fund and World Gold Fund (the "Funds"), both series of U.S. Global Investors Funds, a Massachusetts business trust (the "Trust"), will be held at 7900 Callaghan, San Antonio, Texas 78229 on December 17, 1998 at 3:00 p.m., local time, for the following purpose:

     1. to change each Fund's classification under the Investment Company Act of 1940, as amended, (the "1940 Act") from diversified to non-diversified and to eliminate each Fund's related fundamental investment restriction.

     The Funds' Board of Trustees has concluded that it would be in the best interests of the Funds and their shareholders to enable each Fund to change its classification from diversified to non-diversified under the 1940 Act. The proposed changes are designed to provide the Adviser for each fund with more flexibility in managing the Fund assets. The proposed change is fully discussed in the attached proxy statement.

     Shareholders of record at the close of business on November 25, 1998 shall be entitled to notice of and to vote at the meeting or any adjournment thereof.

     We hope you will be represented at the meeting. The vote of every shareholder is important. If you have questions or comments, contact the undersigned at any time (1-800-873-8637 or 210-308-1234).



                                       Susan B. McGee
                                       Secretary of the Trust

Dated:   November 30, 1998

                           U.S. GLOBAL INVESTORS FUNDS
                               7900 Callaghan Road
                            San Antonio, Texas 78229

                    PROXY STATEMENT FOR SPECIAL JOINT MEETING
                               OF SHAREHOLDERS OF
                           U.S. GLOBAL INVESTORS FUNDS

                                GOLD SHARES FUND
                                       AND
                                 WORLD GOLD FUND

                                 INTRODUCTION

     This proxy statement is furnished to shareholders of the Gold Shares Fund and World Gold Fund (the "Fund[s]"). Each is a series of U.S. Global Investors Funds, a Massachusetts business trust (the "Trust"). This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Trust to be used at a special joint meeting of shareholders to be held in the first floor board room at 7900 Callaghan Road, San Antonio, Texas 78229 on December 17, 1998, at 3:00 p.m., or at any adjournments thereof.

     This proxy statement and the accompanying proxy were mailed to shareholders on or about November 30, 1998. Shareholders of record at the close of business on November 25, 1998, shall be entitled to notice of and to vote at the meeting or any adjournment thereof.

     On November 25, 1998, there were 10,045,503 shares of the Gold Shares Fund and 11,976,840 shares of the World Gold Fund outstanding, with each full share outstanding entitled to one full vote and each fractional share outstanding entitled to a proportionate share of one vote.

PURPOSE OF THE MEETING

     The Board of Trustees has concluded that it would benefit each Fund and its shareholders to amend the Fund's investment restrictions and fundamental investment policies to permit each Fund to be classified as non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The purpose of this meeting is to consider and vote upon these proposed changes and to consider and act upon any other matters which may properly come before the meeting or any adjournments thereof.

     All shares represented at the meeting by properly executed proxies will be voted in accordance with the instructions thereon, if any; and if no instructions are given, the proxy will be voted for approval of the proposal. The Board of Trustees does not know of any action to be considered at the meeting other than Proposal One.

     The proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by written notice of revocation to the Secretary of the Trust, or by voting in person at the meeting.

     In addition to the solicitation of proxies by mail, officers and employees of the Trust and U.S. Global Investors, Inc. ("U.S. Global" or the "Adviser"), without additional compensation, may solicit proxies in person or by telephone or other means of communication. The cost of the solicitation of proxies by the Board of Trustees of the Trust for this meeting of shareholders will be borne by the Funds and will include any reimbursement paid to fiduciaries, brokerage firms, nominees and custodians for their expenses in forwarding solicitation material regarding the meeting to beneficial owners.

PRINCIPAL SHAREHOLDERS OF THE FUND

     On November 25, 1998, the officers and Trustees of the Trust owned less than 1% of the outstanding shares of each Fund. The Trust is aware of the following persons who owned of record, or beneficially, more than 5% of the outstanding shares of either Fund on November 25, 1998:

     Gold Shares Fund    Charles Schwab & Co.               8.77%    Record
                         San Francisco, CA 94104-4122

     World Gold Fund     Charles Schwab & Co.               21.84%    Record
                         San Francisco, Ca 94104-4122

                         National Financial Services Corp.   6.66%    Record
                         New York, NY 10008-3908

     THE ADVISER. U.S. Global Investors, Inc. is a Texas corporation with its principal executive offices located at 7900 Callaghan Road, San Antonio, Texas 78229. U.S. Global is the investment Adviser to the Funds and its relationship to the Funds is discussed more fully in the prospectus and Statement of Additional Information for the Funds.

     THE PRINCIPAL UNDERWRITER. U.S. Global Brokerage, Inc. ("U.S. Global Brokerage"), a wholly owned subsidiary of U.S. Global, is a Texas corporation with its principal executive offices at 7900 Callaghan Road, San Antonio, Texas, 78229. U.S. Global Brokerage is the principal underwriter and distributor of the U.S. Global Investors Funds. The relationship of U.S. Global Brokerage to the Funds is discussed more fully in the prospectus and Statement of Additional Information for the Funds.

                                  PROPOSAL ONE

                             NON-DIVERSIFIED STATUS

     DIVERSIFICATION. Under the 1940 Act, every registered investment management company is required to be classified as either "diversified" or "non-diversified." An investment company that is classified as diversified may not change its classification without shareholder approval.

     Currently, each Fund is classified as "diversified" under the 1940 Act. As a diversified company, each Fund is required to comply with the following requirement (commonly referred to as the "Diversification Requirement"):

     at least 75% of the value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other investment companies and other securities limited in respect of any one issuer of an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

In substance, the Diversification Requirement prevents a Fund (with respect to 75% of its total assets) from investing more than 5% of its total assets in the securities of a single issuer or holding more than 10% of the voting securities of a single issuer.

     Consistent  with  the  Diversification  Requirement,  the  Trust's  current
fundamental   investment   restriction  in  the  prospectus   (the   "Investment
Restriction") reads as follows for each Fund:

     neither Fund will (a) invest more than 5% of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities or (b) acquire more than 10% of the voting securities in any one issuer. (These limitations as to the Gold Shares Fund apply to only 75% of the value of its gross assets.)

     As with the Diversification Requirement, the Investment Restriction for each Fund may not be changed without shareholder approval. With respect to the Gold Shares Fund, the Investment Restriction is substantially the same as the Diversification Requirement. With respect to the World Gold Fund, the Investment Restriction is more restrictive than the Diversification Requirement because the Investment Restriction applies to 100% of the Fund's assets (whereas the Diversification Requirement applies only with respect to 75% of the Fund's assets).

     If Proposal One is approved with respect to a Fund, the Fund will no longer be subject to the Diversification Requirement or the Investment Restriction. Accordingly, the Fund will be allowed to invest, without limitation, in the securities of any single issuer.

     RATIONALE FOR THE CHANGE. In a volatile and bearish market, which has existed in gold for approximately 18 months, investors typically seek out large capitalization mining companies which tend to be more liquid. Moreover, in the precious metals sector, industry consolidation has sharply reduced the number of liquid, senior mining companies available for investment. The effect of consolidation is illustrated by the market capitalization weightings of companies in the Toronto Stock Exchange Gold and Precious Minerals Index ("TSE Index"). The TSE Index contains 31 companies, yet derives 39% of its value from one stock, Barrick Gold Corporation. Consolidation in the industry has substantially reduced the number of suitable investments for the Funds involving more liquid senior mining companies. Furthermore, compliance with the Diversification Requirement and the Investment Restriction has limited the extent to which each Fund may invest in these remaining suitable investments.

     MANAGEMENT believes that these factors have adversely affected the performance of each Fund relative to other non-diversified funds that invest in this sector. In general, the more liquid senior mining companies have outperformed the less liquid junior mining companies. For example the TSE Index, which is heavily weighted with the leading mining companies, has outperformed the majority of gold oriented mutual funds tracked by Lipper Analytical Services for recent one-year, three-year and five-year periods ended September 30, 1998. Management believes that, in appropriate market conditions, each Fund will benefit from being able to maximize its exposure to the leading companies in the TSE Index. The proposed change in the classification of each Fund to "non-diversified" and the elimination of the Investment Restriction will permit the Funds to make such investments.

     RISK. If a Fund becomes non-diversified, Fund portfolios may include the securities of a smaller total number of issuers than if the Fund were diversified. Changes in the financial condition or market assessment of a single issuer may therefore cause greater fluctuation and volatility in the Fund total return or asset valuation than if the Fund were required to hold the securities of a larger number of issuers. However, the Adviser believes that the added flexibility to invest in more liquid senior mining companies as a result of the Fund becoming non-diversified will offset the risks and could enhance performance of the Fund.

     DIVERSIFICATION FOR TAX PURPOSES. Although each Fund seeks non-diversified status within the meaning of the 1940 Act, each Fund intends to continue to qualify as a regulated investment company (commonly referred to as a "RIC") for Federal income tax purposes. To qualify as a RIC, each Fund must satisfy separate diversification requirements of the Internal Revenue Code. In general, as of the close of any calendar quarter a RIC may not have more than 25% of the value of its assets invested in the securities of any single issuer. In addition, with respect to 50% of its total assets, as of the close of any calendar quarter a RIC may not have more than 5% of its total assets invested in the securities of any single issuer. Compliance with these tax diversification requirements may limit, from time to time, the extent to which each Fund may be able to pursue a non-diversified investment strategy.

     BOARD CONSIDERATION. At a meeting of the Board of Trustees held on August 17, 1998, the Adviser recommended that the Board take action to change the classification of each Fund to "non-diversified" under the 1940 Act and eliminate the Investment Restriction. The Trustees considered a variety of factors, including the information described above, and concluded that the proposed changes would be in the best interests of each Fund and its shareholders.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE FOR APPROVAL OF PROPOSAL ONE.

                                  REQUIRED VOTE

     Shareholders of each Fund will vote separately as a class with respect to Proposal One and approval of the Proposal for one Fund is not dependent upon approval of the Proposal for the other Fund. Approval of Proposal One for a Fund requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, which means the lesser of (1) a majority of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund represented at the special meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting. Abstentions and proxies with respect to shares held by a broker or other nominees that are not voted because the nominee lacks discretionary authority to vote the shares (referred to as "broker non-votes") will have the effect of "no" votes.

     If at the announced time of the meeting insufficient votes have been received to approve the proposal, the meeting may be adjourned to one or more later dates to allow time to solicit additional proxies sufficient to approve the proposal.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     Since the Funds do not hold annual shareholders' meetings, the anticipated date of the next special shareholders' meeting (if any) cannot be provided.

                                  OTHER MATTERS

     No business other than the matters set forth in this proxy statement is expected to come before the meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Funds.

     The foregoing notice and proxy statement are sent by order of the Board of Trustees.

                                        Susan B. McGee


                                        Secretary of the Trust
Dated: November 30, 1998

                                      PROXY
                 U.S. GLOBAL INVESTORS FUNDS - GOLD SHARES FUND
                               7900 CALLAGHAN ROAD
                            SAN ANTONIO, TEXAS 78229
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Susan B. McGee and Mark A. Brown, proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the U.S. Global Investors Funds Gold Shares Fund (the "Fund") which the undersigned would be entitled to vote if personally present at the special meeting of the shareholders of the Fund to be held on December 17, 1998.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement furnished in connection with the meeting and hereby instructs said proxies to vote said shares as indicated hereon. The proxies present and acting at the meeting in person or by substitute shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

     IF A CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED AS INDICATED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL ONE. In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting. The Board of Trustees recommends a vote FOR Proposal One.

     This proxy may be revoked at any time prior to the exercise of the powers conferred by the proxy.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

PROXY -- U.S. GLOBAL INVESTORS FUNDS-GOLD SHARES FUND
                                                         FOR   AGAINST   ABSTAIN

1.   PROPOSAL ONE: to change the Fund's classification    [ ]    [ ]       [ ]
     under  the  Investment  Company  Act of 1940,  as
     amended,  from diversified to non-diversified and
     to  eliminate  the  Fund's  related   fundamental
     investment restriction.

                                         ---------------------------------------
                                         (SIGNATURE)                      (DATE)


                                         ---------------------------------------
                                         (SIGNATURE IF HELD JOINTLY) Please sign
                                         exactly  as your name  appears  on this
                                         proxy card.  When  signing as attorney,
                                         executor,  administrator,   trustee  or
                                         guardian, give full title as such. If a
                                         corporation, sign in the full corporate
                                         name by president  or other  authorized
                                         officer.  If  a  partnership,  sign  in
                                         partnership name by authorized person.

                                      PROXY
                  U.S. GLOBAL INVESTORS FUNDS - WORLD GOLD FUND
                               7900 CALLAGHAN ROAD
                            SAN ANTONIO, TEXAS 78229

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Susan B. McGee and Mark A. Brown, proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the U.S. Global Investors Funds World Gold Fund (the "Fund") which the undersigned would be entitled to vote if personally present at the special meeting of the shareholders of the Fund to be held on December 17, 1998.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement furnished in connection with the meeting and hereby instructs said proxies to vote said shares as indicated hereon. The proxies present and acting at the meeting in person or by substitute shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

     IF A CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED AS INDICATED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL ONE. In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting. The Board of Trustees recommends a vote FOR Proposal One.

     This proxy may be revoked at any time prior to the exercise of the powers conferred by the proxy.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

PROXY -- U.S. GLOBAL INVESTORS FUNDS-WORLD GOLD FUND
                                                         FOR   AGAINST   ABSTAIN

1.   PROPOSAL ONE: to change the Fund's classification    [ ]    [ ]       [ ]
     under  the  Investment  Company  Act of 1940,  as
     amended,  from diversified to non-diversified and
     to  eliminate  the  Fund's  related   fundamental
     investment restriction.


                                         ---------------------------------------
                                         (SIGNATURE)                      (DATE)


                                         ---------------------------------------
                                         (SIGNATURE IF HELD JOINTLY) Please sign
                                         exactly  as your name  appears  on this
                                         proxy card.  When  signing as attorney,
                                         executor,  administrator,   trustee  or
                                         guardian, give full title as such. If a
                                         corporation, sign in the full corporate
                                         name by president  or other  authorized
                                         officer.  If  a  partnership,  sign  in
                                         partnership name by authorized person.